UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 15, 2007

Date of Report (date of earliest event reported)

CUTERA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 15, 2007, the Board of Directors of Cutera, Inc. (the “Company”) authorized a stock repurchase program pursuant to which management is authorized to repurchase up to $25 million of the Company’s outstanding common stock. The repurchase program will commence immediately and be in effect for one year. The Company announced approval of the program in a press release dated May 16, 2007. A copy of that press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cutera, Inc. dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

By:	/s/ Ronald J. Santilli
Ronald J. Santilli
Chief Financial Officer

Date: May 16, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Cutera, Inc. dated May 16, 2007.